UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 13, 2005
Date of Report (Date of earliest event reported)

Macrovision Corporation
 (Exact name of registrant as specified in its charter)

Delaware	000-22023	77-0156161
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
 (Address of principal executive offices, including zip code)

(408) 562-8400
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     Other Events

          On June 13, 2005, Macrovision Corporation issued a press release announcing that it had acquired privately-held Zero G Software, Inc. of San Francisco, California.  Financial terms of the agreement were not disclosed.  A copy of the press release is furnished as Exhibit 99.1 to this report.

          The press release is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

ITEM 9.01     Financial Statements and Exhibits

          The following exhibit is furnished with this report on Form 8-K:

Exhibit Number	Description

99.1	Press release dated June 13, 2005, reporting the acquisition of Zero G Software, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACROVISION CORPORATION
(Registrant)

Date: June 14, 2005	By:	/s/ GEORGE M. MONK

George M. Monk
Acting Chief Financial Officer